Exhibit 10.2(a)

                  THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS RESULTED FROM A DISTRIBUTION AND SPLITTING UP OF A SECURITY THAT WAS ORIGINALLY ISSUED ON JULY 3, 2006, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF SUCH SECURITY IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE ASSET PURCHASE AGREEMENT, DATED AS OF MAY 1, 2006, AS AMENDED AND MODIFIED FROM TIME TO TIME, BY AND AMONG MCDOWELL RESEARCH LTD., THOMAS HAUKE, EARL MARTIN, SR., JAMES EVANS, FRANK ALEXANDER, ULTRALIFE BATTERIES, INC. (THE "COMPANY") AND MR ACQUISITION CORPORATION, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITY UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. UPON WRITTEN REQUEST, A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE.

                  THIS AMENDED AND RESTATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT: (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, AND AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE,

                  ---------------------------------------------------

                              AMENDED AND RESTATED
                              --------------------
                            SUBORDINATED CONVERTIBLE
                            ------------------------
                                 PROMISSORY NOTE
                                 ---------------

         FOR VALUE RECEIVED, ULTRALIFE BATTERIES, INC., a Delaware corporation with offices at 2000 Technology Parkway, Newark, New York 14513 (the "Company"), hereby promises to pay to the order of [NAME OF PAYEE], who has an address of [ADDRESS OF PAYEE], or registered assigns ("Holder") the principal sum of [REVISED PRINCIPAL AMOUNT] Dollars ($[REVISED PRINCIPAL AMOUNT]), or such lesser principal amount to which this Amended and Restated Note shall have been adjusted in accordance with the provisions of the Purchase Agreement (as defined below), together with interest thereon calculated from the date hereof, in accordance with the provisions of this Amended and Restated Note.

         This Amended and Restated Note originated from a distribution and splitting up of the subordinated convertible promissory note that was originally issued on July 3, 2006 pursuant to the Asset Purchase Agreement, dated as of May 1, 2006 (the "Purchase Agreement"), by and among the McDowell Research, Ltd., Thomas Hauke, Earl Martin, Sr., James Evans, Frank Alexander, the Company and MR Acquisition Corporation and the applicable provisions thereof, as may be amended by the Settlement Agreement (as defined below), are hereby incorporated herein in full by reference. The principal amount of this Amended and Restated Note reflects adjustments that have been made in accordance with that certain Settlement Agreement, dated as of the date hereof, by and among MRC Chargers, Ltd., Frank Alexander, James Evans, Thomas Hauke, Earl Martin, Sr., Gloria Martin, Lillian Hauke, the Company and McDowell Research Co., Inc. (the "Settlement Agreement"). The Purchase Agreement contains terms governing the rights of the Holder of this Amended and Restated Note and the Holder is entitled to the benefits thereof. All capitalized terms used herein and not otherwise defined shall have the meanings given thereto in the Purchase Agreement.

         1. Interest. Except as otherwise expressly provided herein, interest shall accrue from July 1, 2007 through and including the date hereof on the original unpaid principal amount of [ORIGINAL PRINCIPAL AMOUNT] outstanding at the rate of four percent (4%) per annum. Commencing on the day after the date hereof, interest shall accrue on the unpaid principal amount of this Amended and Restated Note outstanding until such time as payment thereof is actually delivered to the Holder (including after acceleration, maturity or judgment) at the rate of five percent (5%) per annum. All interest shall be calculated on the basis of actual days elapsed divided by a 360 day year.

         Upon the occurrence of an Event of Default, at Holder's option interest on the outstanding principal hereunder shall accrue at a rate per annum from time to time equal to the rate of interest then in effect on this Amended and Restated Note plus two percent (2%) per annum. Any increase in the interest rate shall be in addition to the Holder's other available remedies.


         2. Payments. Interest shall be due and payable quarterly in arrears of each year that this Amended and Restated Note is outstanding, commencing on October 1, 2007 and continuing on the first day of each calendar quarter thereafter until the principal hereof shall have become due and payable, and on the Maturity Date hereof.
         All unpaid accrued interest and all outstanding principal shall be due and payable in full on or before November 18, 2007 (the "Maturity Date").

         3. Voluntary Prepayments. This Amended and Restated Note may be prepaid by the Company in whole or in part at any time without prior notice to Holder.

         4. Conversion Rights.

                  (a) The Holder may convert the outstanding principal amount of this Amended and Restated Note (or a portion of such outstanding principal amount as provided in Section 4(c)) into fully paid and nonassessable shares of Common Stock of the Company (the "Conversion Shares") at any time, and from time to time, prior to the time the outstanding principal amount of this Amended and Restated Note is paid in full (subject to the notice periods and conversion rights related thereto described elsewhere in this Amended and Restated Note), at the Conversion Price (defined below) then in effect (collectively, the "Conversion Rights"); provided, however, that if the closing price of the Company's Common Stock as quoted on Nasdaq on the Closing Date is greater than $12.00 per share, then the Holder will be precluded from exercising the conversion rights under this Amended and Restated Note until the first anniversary date of this Amended and Restated Note. The initial per share conversion price (the "Conversion Price") shall be Fifteen and no/100 Dollars ($15.00). The Conversion Price is subject to adjustment as provided in Section 5.

                  (b) The provisions of this Amended and Restated Note that apply to conversion of the outstanding principal amount of this Amended and Restated Note also apply to a partial conversion of this Amended and Restated Note. The Holder is not entitled to any rights of a holder of Conversion Shares until the Holder has converted this Amended and Restated Note (or a portion thereof) into Conversion Shares, and only to the extent that this Amended and Restated Note is deemed to have been converted into Conversion Shares under this
Section 4.

                  (c) To convert all or a portion of this Amended and Restated Note, the Holder must (a) complete and sign a notice of election to convert substantially in the form of Exhibit I hereto (each, a "Conversion Notice"), (b) surrender this Amended and Restated Note to the Company, and (c) furnish appropriate endorsements or transfer documents if required by the Company. The date on which the Holder satisfies all of such requirements is the conversion date (the "Conversion Date"). As soon as practicable, and in any event within ten (10) business days after the Conversion Date, the Company will deliver, or cause to be delivered, to the Holder a certificate for the number of whole Conversion Shares issuable upon such conversion and a check for any fractional Conversion Share determined pursuant to Section 4(d). The person in whose name the certificate for Conversion Shares is to be registered shall become the stockholder of record on the Conversion Date and, as of the Conversion Date, the rights of the Holder as to this Amended and Restated Note shall cease as to the portion thereof so converted; provided, however, that no surrender of a Amended and Restated Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive the Conversion Shares upon such conversion as the stockholder of record of such Conversion Shares on such date, but such surrender shall be effective to constitute the person entitled to receive such Conversion Shares as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further that such conversion shall be at the Conversion Price in effect on the date that this Amended and Restated Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

         In the case of a partial conversion of this Amended and Restated Note, upon such conversion, the Company shall execute and deliver to the Holder, at the expense of the Company, a new Amended and Restated Note in an aggregate principal amount equal to the unconverted portion of the principal amount.


                  (d) No fractional Conversion Shares shall be issued upon exercise of the Conversion Rights. Instead of any fractional Conversion Share which would otherwise be issuable upon conversion of this Amended and Restated Note, the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Conversion Price at the close of business on the Conversion Date.

                  (e) The issuance of certificates for Conversion Shares upon exercise of any of the Conversion Rights shall be made without charge to the Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that in the event that certificates for Conversion Shares are to be issued in a name or names other than the name of the Holder, such Amended and Restated Note, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the Holder or his duly authorized attorney; and provided further, moreover, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name or names other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

                  (f) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of this Amended and Restated Note, the full number of Conversion Shares then issuable upon the conversion in full of this Amended and Restated Note.

         If the Company or an affiliate of the Company shall at any time after the date hereof and prior to the conversion of this Amended and Restated Note in full issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company, the Holder of the unconverted portion of this Amended and Restated Note shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the Conversion thereof, to receive such rights at the time such rights are distributed to the other stockholders of the Company, to be calculated on an as-converted basis.

         5. Adjustments to Conversion Rights.

                  (a) General. In order to prevent dilution of the rights granted under this Amended and Restated Note, the Conversion Price and the number of Conversion Shares shall be subject to adjustment from time to time as provided in this Section 5(a). It is the intention of the Company that the Conversion Price shall at all times be the lower of (i) the Conversion Price on the date of this Amended and Restated Note and (ii) the Conversion Price determined by adjustment pursuant to the remainder of this Section 5(a). In the event that at any time the Common Stock of the Company shall be exchanged for, or changed into, a different kind and/or a number of shares of stock of the Company or of another corporation by reason of a merger, consolidation, sale of assets, recapitalization, reclassification, stock dividend, stock split-up or combination of shares or otherwise, then, until any further adjustment is required, there shall be issuable upon the conversion of this Amended and Restated Note, in lieu of each share of Common Stock of the Company or of any other stock theretofore issued pursuant to the provisions of this Amended and Restated Note, the kind and/or number of shares of stock for which each share of Common Stock of the Company or such other stock shall be so exchanged, or into which each share of Common Stock of the Company or such other stock shall be so changed and the Conversion Price shall be automatically adjusted to a new Conversion Price as nearly equivalent as practicable to the adjustment in shares of stock, if by reason of such merger, consolidation, recapitalization, reclassification or otherwise the number of issued and outstanding shares of Common Stock of the Company shall have been exchanged for or changed into such new shares on other than a one-to-one basis. No adjustment in the Conversion Price shall be made for cash dividends on the shares of Common Stock of the Company or any other stock issued upon any conversion of this Amended and Restated Note.

                  (b) Notices. Immediately upon any adjustment of the Conversion Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

         6. Company Right to Compel Conversion. Notwithstanding any other provisions of this Amended and Restated Note, the Company shall have the right, at the Company's sole discretion, to compel the Holder to convert this Amended and Restated Note at any time after the 30-day average closing price of the Company's Common Stock exceeds Seventeen and 50/100 Dollars ($17.50) per share. In such event, the Company shall provide the Holder with written notice of conversion, setting forth the basis upon which the conditions to compel the conversion were satisfied. Thereafter, this Amended and Restated Note shall only represent the right to receive the Conversion Shares and any accrued but unpaid interest.

         7. Subordination. The Holder agrees that the payment of the principal of and the interest on this Amended and Restated Note is expressly subordinated to the payment of all Senior Indebtedness, to the extent and subject to the conditions set forth in this Section 7. As used herein, the term "Senior Indebtedness" shall mean the principal of, the interest on and the premium, if any, on all indebtedness of the Company for money borrowed by it from any financial institution including banks, savings institutions or insurance companies and similar institutional lenders, and all renewals, extensions and refundings of any such indebtedness, whether such indebtedness shall have been incurred prior to, on, or subsequent to the date hereof, unless by the terms of the instruments creating or evidencing any such indebtedness it is provided that such indebtedness is not to be considered Senior Indebtedness for the purpose of this Amended and Restated Note.

                  (a) No interest or principal shall be paid on this Amended and Restated Note without the consent of the holders of all outstanding Senior Indebtedness if, at the date fixed herein for such interest or principal payment, the Company shall be in default of payment of principal or interest upon such Senior Indebtedness. In the event any payment of interest or principal hereunder shall be prohibited pursuant to this Section 7(a), such payment shall be deemed to be deferred until the cure of all defaults in payment of principal or interest upon the Senior Indebtedness, and the payments hereon so deferred shall immediately become due and payable upon the cure of such defaults.

                  (b) In the event of any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or in any other marshalling of the assets and liabilities of the Company the holders of all Senior Indebtedness shall first be entitled to receive payment in full of such Senior Indebtedness before the Holder shall be entitled to receive any payment upon the principal of, the interest on, or the premium, if any, on the indebtedness evidenced by this Amended and Restated Note. Upon any such dissolution, winding up, liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled, except for the provisions of this Section 7, shall be made by the liquidating trustee or agent or such person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Holders of the Senior Indebtedness or their representatives or to the trustee or trustees under any indenture or indentures under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to pay in full all such Senior Indebtedness remaining unpaid, after giving effect to all concurrent payments or distributions with respect to such Senior Indebtedness.

                  (c) In the event that, notwithstanding the provisions of
Section 7(b), upon any such dissolution, or winding up, liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Holder before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representatives, ratably as aforesaid, for the application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution with respect to such Senior Indebtedness.

                  (d) Subject to the payment in full of all Senior Indebtedness, the Holder to the extent permitted by law, shall be subrogated to the rights of each holder of Senior Indebtedness (to the extent of the payments or distributions made to such holder pursuant to the provisions of Sections 7(b) and 7(c)) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the principal of, the interest on, and the premium, if any, on this Amended and Restated Note shall be paid in full, and each holder of Senior Indebtedness by accepting such payments or distributions shall be deemed to have agreed to said subrogation. No payments or distributions to the Senior Indebtedness pursuant to the provisions of Sections 7(b) and 7(c) shall, as between the Company, its creditors, other than the holders of the Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of this Amended and Restated Note, the provisions of this Section 7 being, and being intended, solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of the Senior Indebtedness, on the other hand; and nothing contained in this Section 7 or elsewhere in this Amended and Restated Note is intended to or shall impair, as between the Company, the Holder and the other creditors of the Company, other than the holders of Senior Indebtedness, the obligations of the Company, which is unconditional and absolute, to pay to the Holder as and when the same shall become due and payable in accordance with the terms herein, or to affect the relative rights of the Holder and the other creditors of the Company, other than the holders of Senior Indebtedness, or to prevent the Holder from exercising all of the remedies otherwise permitted by applicable law upon default as provided for herein, subject to the rights, if any, under this Section 7 of the holders of the Senior Indebtedness in respect of any cash, property or securities of the Company received upon the exercise of any such remedy.

                  (e) In the event that this Amended and Restated Note shall be declared due and payable before the Maturity Date because of the occurrence of a default hereunder, the Company will give prompt notice in writing of such happening to the holders of the Senior Indebtedness, and any and all Senior Indebtedness shall forthwith become immediately due and payable upon demand by the respective holders thereof regardless of the express maturity dates thereof

         Without limiting any of the foregoing, this Amended and Restated Note is further subject to the Subordination and Intercreditor Agreement dated as of July 3, 2006 among JP Morgan Chase Bank, N.A., Manufacturers and Traders Trust Company, MC Chargers, Ltd., formerly named McDowell Research, Ltd., and the Company, as amended by an Amendment to Subordination and Intercreditor Agreement dated as of September __, 2007 among MRC Chargers, Ltd., Frank Alexander, James Evans, Thomas Hauke, Earl Martin, Sr., Gloria Martin, Lillian Hauke and the Company (as so amended, the "Subordination and Intercreditor Agreement"), pursuant to which, among other things, this Amended and Restated Note and the Company's obligations hereunder are subordinated in the manner and to the extent set forth in the Subordination and Intercreditor Agreement to the prior payment of certain obligations to the holders of Senior Obligations as defined therein.

         8. Events of Default.

         In the event that there shall be any Event of Default hereunder and such Event of Default shall remain uncorrected or unremedied for a period of more than thirty (30) days after the Company shall have received notice of such Event of Default from the Holder, then the full unpaid principal amount of this Amended and Restated Note, together with any accrued but unpaid interest, may, at the option of the Holder, become immediately due and payable without further notice by the Holder.

                  (a) "Event of Default" as used in this Section 8 shall mean and refer to any of the following:

                           (i) the failure of the Company to pay any installment
                  of interest or principal on this Amended and Restated Note when and as the same shall become due and payable, whether at maturity, by mandatory prepayment, by call for redemption, by declaration or otherwise;

                           (ii) the failure of the Company, to pay any
                  installment of interest or principal on Senior Indebtedness when and as the same shall become due and payable, unless such payment shall have been deferred or waived by the terms of the instruments evidencing such Senior Indebtedness or by the holder thereof;

                           (iii) the failure of the Company to observe and
                  perform all of the covenants and agreements on the part of the Company contained herein or in the Asset Purchase Agreement;

                           (iv) failure of any representation or warranty made
                  by the Company in the Asset Purchase Agreement to be truthful, accurate or correct;

                           (v) the adjudication of the Company as a bankrupt by
                  a court of competent jurisdiction or the entry by a court of competent jurisdiction of an order approving a petition seeking reorganization of the Company under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof or any other jurisdiction;

                           (vi) the appointment by a court of competent
                  jurisdiction of a trustee or receiver or receivers of the Company of all or any substantial part of its property upon the application of any creditor in any insolvency or bankruptcy proceeding or other creditor suit, unless such appointment or decree or order shall be stayed upon appeal or otherwise;

                           (vii) the filing by the Company of a petition of
                  involuntary bankruptcy or the making by the Company of an assignment for the benefit of its creditors or the consenting by the Company to the appointment of a receiver or receivers for all or any substantial portion of the property of the Company;

                           (viii) the filing by the Company of a petition or
                  answer seeking reorganization under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof or jurisdiction, or the filing by the Company of a petition to take advantage of any debtor's act.

                  (b) Upon the occurrence of an Event of Default which shall remain uncorrected or unremedied for a period of more than thirty (30) days after the Company shall have received notice of such Event of Default from the Holder, the Holder shall at all times have the right to institute any suit, action or proceeding, in equity or at law, for the enforcement of rights as provided for herein, or in aid of the exercise of any right or power granted herein.

                  (c) This Amended and Restated Note shall be the obligation of the Company solely and there shall be no recourse had for the payment thereof or interest thereon against any stockholder, officer or director of the Company, either directly or through the Company, by reason of any matter prior to the delivery of this Amended and Restated Note, or against any present or future officer or director of the Company, all such liability being expressly released by the Holder and by any subsequent holders hereof by the acceptance hereof and as part of the consideration for the issuance thereof.

         The Holder shall also have any other rights which the Holder may have been afforded under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law. The Company hereby waives diligence, presentment and protest and expressly agrees that this Amended and Restated Note, or any payment hereunder, may be extended from time to time and that the Holder may accept security for this Amended and Restated Note or release security for this Amended and Restated Note, all without in any way affecting the liability of the Company hereunder.


         9. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Amended and Restated Note may be amended and the Company may take any action herein prohibited; or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

         10. Cancellation. After all principal and accrued interest at any time owed on this Amended and Restated Note has been paid in full, this Amended and Restated Note shall be surrendered to the Company for cancellation and shall not be reissued.

         11. Payments. Unless otherwise expressly provided herein, all payments to be made to the Holders shall be made in the lawful money of the United States of America in immediately available funds which shall be delivered to the address designated by the Holder.

         12. Transfer of Amended and Restated Note. This Amended and Restated Note may be transferred only in accordance with the terms of the Asset Purchase Agreement, and the Company shall treat the Person to whom this Amended and Restated Note is assigned in accordance therewith for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         13. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of New York, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

         14. Right of Offset. This Amended and Restated Note is subject to the Buyer's right of offset pursuant to the provisions of Section 8.3 of the Purchase Agreement, subject to any limitations on that right imposed by the Settlement Agreement.

         15. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Amended and Restated Note shall be given in accordance with the Purchase Agreement.

         16. New York Law. This Amended and Restated Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the laws of such State.

         THIS AMENDED AND RESTATED SUBORDINATED CONVERTIBLE PROMISSORY NOTE IS ISSUED TO [NAME OF PAYEE] IN AN AMOUNT EQUAL TO [NAME OF PAYEE'S] PRO RATA INTEREST IN MRC CHARGERS, LTD., FORMERLY MCDOWELL RESEARCH, LTD., PURSUANT TO THE VOLUNTARY LIQUIDATION OF THE PREVIOUS AMENDED AND RESTATED NOTE HOLDER, MRC CHARGERS, LTD. AS SUCH AMOUNT HAS BEEN ADJUSTED PURSUANT TO THE TERMS OF THAT CERTAIN SETTLEMENT AGREEMENT DATED AS OF THE DATE HEREOF BY AND AMONG MRC CHARGERS, LTD., FRANK ALEXANDER, JAMES EVANS, THOMAS HAUKE, EARL MARTIN, SR., GLORIA MARTIN, LILLIAN HAUKE, THE COMPANY AND MCDOWELL RESEARCH CO., INC.

         IN WITNESS WHEREOF, the Company has executed and delivered this Amended and Restated Subordinated Convertible Promissory Note on October 3, 2007.


                ULTRALIFE BATTERIES, INC.


                By:
                            ---------------------------------------------
                            John D. Kavazanjian
                Title:      Chief Executive Officer

                                    EXHIBIT I
                            FORM OF CONVERSION NOTICE

     The undersigned hereby irrevocably elects to exercise its right, pursuant to the Amended and Restated Subordinated Convertible Promissory Note dated ______________ (the "Amended and Restated Note") of Ultralife Batteries, Inc. (the "Company") in the outstanding principal amount of $________, which Amended and Restated Note is tendered herewith, to convert $__________ of the amount outstanding under the Amended and Restated Note to shares of the common stock of the Company (the "Shares"), all in accordance with the terms of the Amended and Restated Note. The undersigned requests that a Certificate for such Shares be registered in the name of ________________, whose address is _______________________, and that such Certificate be delivered to
_______________, whose address is ______________________, [and that a replacement Amended and Restated Note in the principal amount of $__________, representing the balance of the principal amount outstanding thereunder after giving effect to this conversion, be issued in the amount of $________ and delivered to ________________, whose address is __________________].


Dated:
             -------------------------

Signature:
                 -------------------------------------------------

(Signature must conform in all respects to name of holder as specified on the face of the Amended and Restated Note.)


---------------------------------------------------
---------------------------------------------------

---------------------------------------------------
(Insert Taxpayer Identification, Social Security or
Other Identifying Number of Holder)